                                                                     EXHIBIT 4.1

                                [GRAPHIC OMITTED]

COMMON SHARES                                                    COMMON SHARES
   NUMBER                                                           SHARES
   QCHA                                                        CUSIP

                              [QUANTA LOGO OMITTED]

                          QUANTA CAPITAL HOLDINGS LTD.
              INCORPORATED IN BERMUDA UNDER THE COMPANIES ACT, 1981

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THIS IS TO CERTIFY THAT

is the registered holder of
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              FULLY PAID COMMON SHARES OF PAR VALUE US$0.01 EACH OF

========================= QUANTA CAPITAL HOLDINGS LTD. =========================

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and shall be transferable in accordance therewith. This certificate is not valid unless countersigned and registered by the Transfer
Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

          Dated

COUNTERSIGNED AND REGISTERED:
     THE BANK OF NEW YORK                              -------------------------
               TRANSFER AGENT                            CHIEF EXECUTIVE OFFICER
               AND REGISTRAR

BY                                                     -------------------------
           AUTHORIZED SIGNATORY                          CHIEF OPERATING OFFICER

                              CERTIFICATE OF STOCK

               [SEAL OF QUANTA CAPITAL HOLDINGS LTD, BERMUDA 2003]

EACH COMMON SHARE HAS ONE VOTE, EXCEPT THAT THE VOTING RIGHTS EXERCISABLE BY
COMMON SHAREHOLDERS, DIRECTLY OR INDIRECTLY OR THROUGH ATTRIBUTION, MAY BE
LIMITED TO NOT MORE THAN 9.5% OF THE VOTING POWER CONFERRED BY OUR COMMON
SHARES, PURSUANT TO A FORMULA CONTAINED IN THE COMPANY'S BYE-LAWS.THE BOARD OF
DIRECTORS OF THE COMPANY, BY VIRTUE OF POWERS CONFERRED BY THE BYE-LAWS, ALSO
HAS THE DISCRETION TO MAKE SUCH ADJUSTMENTS TO THE AGGREGATE NUMBER OF VOTES
ATTACHING TO THE COMMON SHARES OF ANY SHAREHOLDER THAT IT CONSIDERS FAIR AND
REASONABLE IN ALL CIRCUMSTANCES TO ENSURE THAT NO PERSON WILL HOLD MORE THAN
9.5% OF THE COMPANY'S VOTING RIGHTS AT ANY TIME.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                    UNIF GIFT MIN ACT - ___________ Custodian ___________
TEN ENT -- as tenants by the entireties                                  (Cust)               (Minor)
JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
           survivorship and not as tenants                             Act __________________
           in common                                                             (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
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                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME AS
                                               WRITTEN UPON THE FACE OF THE
                                               CERTIFICATE IN EVERY PARTICULAR,
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.